Exhibit 99.1

Z Squared Inc. Terminates At-The-Market Sales Agreement and Committed Equity Forward Purchase Agreement

Company Ends Both Equity Programs With Approximately Two Years of Estimated Operating Runway; Future Financing Considerations to Be Tied to Project Milestones

FORT LAUDERDALE, Fla., July 17, 2026 /PRNewswire/ -- Z Squared Inc. (Nasdaq: ZSQR) (the “Company”) today announced that it has delivered written notice terminating both its at-the-market sales agreement, dated July 6, 2026, with Roth Capital Partners, LLC, as sales agent, pursuant to which the Company was permitted to offer and sell shares of its common stock having an aggregate offering price of up to $300,000,000 under the Company’s automatic shelf registration statement on Form S-3 (the “ATM Program”), and its Committed Equity Forward Purchase Agreement, dated May 29, 2026, with Translucent Matter Inc., pursuant to which the Company had the right, but not the obligation, to require the purchaser to purchase up to $50,000,000 of shares of the Company’s common stock from time to time (the “Forward Purchase Agreement”), in each case as part of the Company’s disciplined approach to capital management. The ATM Sales Agreement will terminate effective July 21, 2026, and the Forward Purchase Agreement will terminate effective August 17, 2026, in each case pursuant to the applicable agreement’s notice provisions. The Company will not sell, draw down or issue any shares under either program during the applicable notice period. No termination fee or penalty is payable by the Company in connection with either termination.

Based on management’s current operating plan and estimates, the Company believes its existing capital resources provide approximately two years of operating runway. In light of that position, the Company’s board of directors and management determined that continued maintenance of the ATM Program and the Forward Purchase Agreement was unnecessary and represented a standing source of perceived dilution overhang in the market. Terminating both agreements eliminates any potential future issuance or sale of shares under those programs: no shares of common stock were sold under the ATM Program, no draws were made and no shares were issued under the Forward Purchase Agreement, and neither agreement obligated the Company to issue or sell any shares absent action by the Company. Going forward, the Company expects that any future financing would be undertaken in connection with the achievement of specific project milestones, rather than through standing equity issuance programs.

“We run this Company as disciplined capital operators, and this decision reflects that,” said David Halabu, Chief Executive Officer of Z Squared Inc. “With what we estimate to be roughly two years of operating runway, we don’t see a reason to carry the overhang that comes with having these programs in place. Terminating the ATM Program and the Forward Purchase Agreement removes that potential overhang and sends a clear signal about how we approach capital: we intend to consider additional sources of capital when tied to milestones, not simply because a facility happens to be sitting there.”

The Company remains focused on disciplined capital management and will continue to evaluate its capital structure and financing alternatives as part of its ongoing business planning, with any future financing expected to be undertaken in connection with the achievement of specific project milestones. The Company will make any further disclosures regarding its capital structure through its filings with the Securities and Exchange Commission (the “SEC”).

About Z Squared Inc.

Z Squared Inc. is a computing infrastructure company operating advanced computing equipment and expanding into AI infrastructure. The Company’s strategy is built on three principles: lead with power by acquiring operating sites where power is already flowing; build for AI workloads by converting that capacity into AI-ready colocation where the customer brings the compute and runs what they need; and scale with discipline by deploying conversion capital site by site, against signed contracts and operational readiness. Z Squared listed on the Nasdaq Global Market in April 2026.

For more information, visit www.zsquaredinc.com.

Investor Relations Contact: ZSQR@mzgroup.us

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “targets,” “projects,” “believes,” “estimates,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements in this press release include, among others, statements regarding the anticipated effects of the termination of the ATM Program and the Forward Purchase Agreement, including with respect to potential dilution and perceived market overhang; management’s estimate of the Company’s operating runway and the sufficiency of the Company’s existing capital resources; the Company’s expectation that any future financing would be undertaken in connection with the achievement of specific project milestones; the Company’s approach to capital management and its evaluation of its capital structure and financing alternatives; the Company’s “acquire-and-convert” strategy and its expansion into AI infrastructure, data center development, and power generation; and the Company’s plans, objectives, and expectations for future operations.

These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the Company’s history of net losses and accumulated deficit and the substantial doubt about its ability to continue as a going concern expressed in the report of its independent registered public accounting firm; the possibility that the Company’s actual operating runway may differ materially from management’s current estimate; the Company’s need for, and ability to obtain, additional capital on acceptable terms or at all, including the risk that the termination of the ATM Program and the Forward Purchase Agreement may limit the Company’s near-term financing alternatives; the risk that project milestones are delayed, are not achieved, or are achieved on terms different than anticipated; the volatility of the market price and trading volume of the Company’s common stock, which may be unrelated to its operating performance; the potential for substantial sales of common stock into the public market by existing holders, including under effective resale registration statements and upon the satisfaction or expiration of contractual resale restrictions; risks relating to the Company’s digital asset mining operations, including the price volatility of Dogecoin and Litecoin and the cost and availability of power; the Company’s dependence on a single third-party hosting and infrastructure provider; the early stage and uncertain economics of the Company’s planned expansion into AI infrastructure, data center development, and power generation; the risk that the Company may not identify, finance, or consummate suitable acquisitions; the material weaknesses in the Company’s internal control over financial reporting and the status of remediation efforts; competition and technological change in artificial intelligence and high-performance computing infrastructure and in digital asset mining; regulatory, legislative, and enforcement developments affecting digital assets and the securities markets; and the other risks and uncertainties described under the heading “Risk Factors” in the Company’s filings with the SEC, including its Current Reports on Form 8-K and its most recent Quarterly Report on Form 10-Q. Copies of these filings are available at www.sec.gov.

Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. You should not place undue reliance on these forward-looking statements.